Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of National Property Analysts Master Limited Partnership (“NPAMLP”) on Form 10-K for the period ending December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert McKinney, President of Feldman International, Inc.., the Equity General Partner of NPAMLP certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NPAMLP.

A signed original of this written statement required by Section 906 has been provided to NPAMLP and will be retained by NPAMLP and furnished to the Securities and Exchange Commission or its staff upon request.

National Property Analysts Master Limited Partnership
(Registrant)

Date:	March 30, 2012

By:	Feldman International, Inc., its equity general partner

By:	Robert McKinney /s/
Name: Robert McKinney
Title: President